EXHIBIT 1

                                POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

          (i) his beneficial ownership (direct or indirect) of any securities of Grupo Carso, S.A. de C.V., Grupo Financiero Inbursa, S.A. de C.V., Carso Global Telecom, S.A. de C.V., America Telecom, S. A. de C.V., U.S. Commercial Corp., S.A. de C.V. or America Movil, S.A. de C.V., each a sociedad anonima de capital variable organized under the laws of the United Mexican States (collectively, the "Companies"),

         (ii) his beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of his beneficial ownership of securities of the Companies, and

        (iii) any securities beneficially owned by the undersigned other than through any of the Companies, which securities are required by applicable law to be aggregated in any Filing in which any of the Companies is a reporting person, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                            /s/ Carlos Slim Helu
                                                            --------------------
                                                            Carlos Slim Helu

                                POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

          (i) his beneficial ownership (direct or indirect) of any securities of Grupo Carso, S.A. de C.V., Grupo Financiero Inbursa, S.A. de C.V., Carso Global Telecom, S.A. de C.V., America Telecom, S. A. de C.V., U.S. Commercial Corp., S.A. de C.V. or America Movil, S.A. de C.V., each a sociedad anonima de capital variable organized under the laws of the United Mexican States (collectively, the "Companies"),

         (ii) his beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of his beneficial ownership of securities of the Companies, and

        (iii) any securities beneficially owned by the undersigned other than through any of the Companies, which securities are required by applicable law to be aggregated in any Filing in which any of the Companies is a reporting person, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                           /s/ Carlos Slim Domit
                                                           ---------------------
                                                           Carlos Slim Domit

                                POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

          (i) his beneficial ownership (direct or indirect) of any securities of Grupo Carso, S.A. de C.V., Grupo Financiero Inbursa, S.A. de C.V., Carso Global Telecom, S.A. de C.V., America Telecom, S. A. de C.V., U.S. Commercial Corp., S.A. de C.V. or America Movil, S.A. de C.V., each a sociedad anonima de capital variable organized under the laws of the United Mexican States (collectively, the "Companies"),

         (ii) his beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of his beneficial ownership of securities of the Companies, and

        (iii) any securities beneficially owned by the undersigned other than through any of the Companies, which securities are required by applicable law to be aggregated in any Filing in which any of the Companies is a reporting person, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                    /s/ Marco Antonio Slim Domit
                                                    ----------------------------
                                                    Marco Antonio Slim Domit

                                POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead and on his behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

          (i) his beneficial ownership (direct or indirect) of any securities of Grupo Carso, S.A. de C.V., Grupo Financiero Inbursa, S.A. de C.V., Carso Global Telecom, S.A. de C.V., America Telecom, S. A. de C.V., U.S. Commercial Corp., S.A. de C.V. or America Movil, S.A. de C.V., each a sociedad anonima de capital variable organized under the laws of the United Mexican States (collectively, the "Companies"),

         (ii) his beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of his beneficial ownership of securities of the Companies, and

        (iii) any securities beneficially owned by the undersigned other than through any of the Companies, which securities are required by applicable law to be aggregated in any Filing in which any of the Companies is a reporting person, and to file on his behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                          /s/ Patrick Slim Domit
                                                          ----------------------
                                                          Patrick Slim Domit

                                POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

          (i) her beneficial ownership (direct or indirect) of any securities of Grupo Carso, S.A. de C.V., Grupo Financiero Inbursa, S.A. de C.V., Carso Global Telecom, S.A. de C.V., America Telecom, S. A. de C.V., U.S. Commercial Corp., S.A. de C.V. or America Movil, S.A. de C.V., each a sociedad anonima de capital variable organized under the laws of the United Mexican States (collectively, the "Companies"),

         (ii) her beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of her beneficial ownership of securities of the Companies, and

        (iii) any securities beneficially owned by the undersigned other than through any of the Companies, which securities are required by applicable law to be aggregated in any Filing in which any of the Companies is a reporting person, and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                    /s/ Maria Soumaya Slim Domit
                                                    ----------------------------
                                                    Maria Soumaya Slim Domit

                                POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

          (i) her beneficial ownership (direct or indirect) of any securities of Grupo Carso, S.A. de C.V., Grupo Financiero Inbursa, S.A. de C.V., Carso Global Telecom, S.A. de C.V., America Telecom, S. A. de C.V., U.S. Commercial Corp., S.A. de C.V. or America Movil, S.A. de C.V., each a sociedad anonima de capital variable organized under the laws of the United Mexican States (collectively, the "Companies"),

         (ii) her beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of her beneficial ownership of securities of the Companies, and

        (iii) any securities beneficially owned by the undersigned other than through any of the Companies, which securities are required by applicable law to be aggregated in any Filing in which any of the Companies is a reporting person, and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                    /s/ Vanessa Paola Slim Domit
                                                    ----------------------------
                                                    Vanessa Paola Slim Domit

                                POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead and on her behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to

          (i) her beneficial ownership (direct or indirect) of any securities of Grupo Carso, S.A. de C.V., Grupo Financiero Inbursa, S.A. de C.V., Carso Global Telecom, S.A. de C.V., America Telecom, S. A. de C.V., U.S. Commercial Corp., S.A. de C.V. or America Movil, S.A. de C.V., each a sociedad anonima de capital variable organized under the laws of the United Mexican States (collectively, the "Companies"),

         (ii) her beneficial ownership (direct or indirect) of any securities the undersigned may be deemed to beneficially own by reason of her beneficial ownership of securities of the Companies, and

        (iii) any securities beneficially owned by the undersigned other than through any of the Companies, which securities are required by applicable law to be aggregated in any Filing in which any of the Companies is a reporting person, and to file on her behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                  /s/ Johanna Monique Slim Domit
                                                  ------------------------------
                                                  Johanna Monique Slim Domit

                                POWER OF ATTORNEY

          The undersigned, an authorized officer of Grupo Financiero Inbursa, S.A. de C.V. (the "Company"), hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2005.

April 25, 2002

                                                        GRUPO FINANCIERO
                                                        INBURSA, S.A. de C.V.



                                                        /s/ Raul Zepeda
                                                        ---------------
                                                        By:  Raul Zepeda
                                                        Title:  Attorney-in-Fact

                                POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of Desc, S.A. de C.V., a sociedad anonima de capital variable, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2007.



December 12, 2003                            CARSO GLOBAL TELECOM, S.A. de C.V.


                                             By:  /s/ Armando Ibanez Vazquez
                                                  --------------------------
                                             Name:  Armando Ibanez Vazquez
                                             Title: Attorney-in-fact

                                POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of Desc, S.A. de C.V., a sociedad anonima de capital variable, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2007.



December 12, 2003                              TELEFONOS DE MEXICO, S.A. DE C.V.


                                               By:  /s/ Adolfo Cerezo
                                                    -----------------
                                               Name: Adolfo Cerezo
                                               Title: Attorney-in-fact

                                POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of Desc, S.A. de C.V., a sociedad anonima de capital variable, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2007.



December 12, 2003                    BANCO INBURSA S.A., INSTITUCION DE BANCA
                                     MULTIPLE, GRUPO FINANCIERO INBURSA,
                                     DIVISION FIDUCIARIA, AS TRUSTEE OF TRUST
                                     NO. F/0008


                                     By:  /s/ Raul Zepeda
                                          ---------------
                                     Name: Raul Zepeda
                                     Title: Attorney-in-fact

                                POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of Desc, S.A. de C.V., a sociedad anonima de capital variable, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2007.



December 12, 2003                    BANCO INBURSA S.A., INSTITUCION DE BANCA
                                     MULTIPLE, GRUPO FINANCIERO INBURSA,
                                     DIVISION FIDUCIARIA, AS TRUSTEE OF TRUST
                                     NO. F/0395


                                     By:  /s/ Raul Zepeda
                                          ---------------
                                     Name:  Raul Zepeda
                                     Title: Attorney-in-fact

                                POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of Desc, S.A. de C.V., a sociedad anonima de capital variable, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2007.



December 12, 2003                              INMOBILIARIA CARSO S.A. DE C.V.


                                               By:  /s/ Armando Ibanez Vazquez
                                                    --------------------------
                                               Name:  Armando Ibanez Vazquez
                                               Title: Attorney-in-fact

                                POWER OF ATTORNEY

          The undersigned hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for it and in its name, place and stead and on its behalf, in any and all capacities, to sign any Schedule 13D or 13G relating to its ownership (direct or otherwise) of any securities of Desc, S.A. de C.V., a sociedad anonima de capital variable, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (collectively, the "Filings"), and to file on its behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2007.



December 16, 2003                              ORIENT STAR HOLDINGS LLC


                                               By:  /s/ James M. Nakfoor
                                                    --------------------
                                               Name:  James M. Nakfoor
                                               Title: Attorney-in-fact